COST OF SALES	12 Months Ended
Sep. 30, 2025
Disclosure Of Cost Of Sales [Abstract]
COST OF SALES	COST OF SALES
Cost of sales is comprised of the cost of inventories sold during the year, shipping expenses, the production cost of late-stage biological assets that are disposed of, provisions for inventory that do not pass the Company’s quality assurance standards and obsolete products and packaging, and other production overhead.
During the year ended September 30, 2025, the Company recorded provisions in relation to excess and unsalable inventories and biological assets as well as adjustments to net realizable value totaling $4,218 (September 30, 2024 - $5,483), which are detailed in Note 7.